SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 05/25/97
                        (Date of earliest event reported)


                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1996-C2
                                  (Registrant)

Date:  05/25/97

  By:
  Name:David Shepherd
Title: Assistant Secretary

State Street Bank and Trust Company
as Trustee

J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1996-C2
B193
Trustee's Report to Certificateholders         Payment Date:  May 25, 1997

                                                                                Ending
         Certificate        Interest       Principal         Interest           Balance
Class    Rate               Type           Distribution      Distribution       Factor
Regular
A        0.06470000         Fixed          1.54323           4.97512            0.92503
AX*      0.02233106         Variable       0.00000           1.74495            0.92503
B        0.06800000         Fixed          0.00000           5.64453            1.00000
C        0.07000000         Fixed          0.00000           5.81054            1.00000
D        0.07300000         Fiixed         0.00000           6.05957            1.00000
DX*      0.01669772         Variable       0.00000           1.41437            1.00000
E        0.08703106         Variable       0.00000           7.25259            1.00000
F        0.08703106         Variable       0.00000           7.25259            1.00000
G        0.08703106         Variable       0.00000           7.25259            1.00000
NR       0.08703106         Variable       0.00000           7.29081            1.00000
R-I      0.00000000         N/A            0.00000           0.00000            0.00000
R-II     0.00000000         N/A            0.00000           0.00000            0.00000
R-III    0.00000000         N/A            0.00000           0.00000            0.00000

Class DX Components
DX-B*    0.01903106         Variable       0.00000           11.63402           1.00000
DX-C*    0.01703106         Variable       0.00000           10.41139           1.00000
DX-D*    0.01403106         Variable       0.00000           8.57743            1.00000
* Notional Class


Payment Summary
         Principal        Principal    Interest        Interest        Interest          Total
Class    Payable          Adjustments  Payable         Adjustments     Shortfall         Payable
Regular
A        319,697.36       0.00         1,034,932.23    (4,280.76)      0.00              1,350,348.83
AX*      0.00             0.00         357,204.51      4,280.91        0.00              361,485.42
B        0.00             0.00         94,945.00       (370.91)        0.00              94,574.09
C        0.00             0.00         97,737.50       (381.82)        0.00              97,355.68
D        0.00             0.00         101,926.25      (398.18)        0.00              101,528.07
DX*      0.00             0.00         69,942.59       1,150.73        0.00              71,093.32
E        0.00             0.00         182,286.55      0.01            0.00              182,286.56
F        0.00             0.00         16,564.91       0.00            0.00              16,564.91
G        0.00             0.00         77,327.10       0.01            0.00              77,327.11
NR       0.00             0.00         66,314.12       0.01            349.51            66,663.64
R-I      0.00             0.00         0.00            0.00            0.00              0.00
R-II     0.00             0.00         0.00            0.00            0.00              0.00
R-III    0.00             0.00         0.00            0.00            0.00              0.00

Total    319,697.36       0.00         2,099,180.76    0.00            349.51            2,419,227.63

Class DX Components
DX-B*    0.00             0.00         26,572.11       0.00            0.00              26,572.11
DX-C*    0.00             0.00         23,779.61       0.00            0.00              23,779.61
DX-D*    0.00             0.00         19,590.86       0.00            0.00              19,590.86
* Notional Class
**Interest adjustments reflect numbers needed to correct March 25, 1997 payment





Advances
Current Period Principal Advance               11,205.93
Current Period Interest Advance                94,529.59

Cumulative Principal Advance                   11,205.93
Cumulative Interest Advance                    94,529.59

Current Service Advance                        364.00
Cumulative Service Advance                     364.00


Primary Servicing Fee                          30,149.82
Master Servicing Fee                           12,059.93
Special Servicing Fee                          0.00



Principal Distribution Detail
         Beginning         Principal      Realized    Principal    Net Principal    Ending
Class    Balance           Payable        Loss        Adjustment   Payments         Balance
A        191,950,337.08    319,697.36     0.00        0.00         319,697.36       191,630,639.72
AX*      191,950,337.08    0.00           0.00        0.00         0.00             191,630,639.72
B        16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
C        16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
D        16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
DX*      50,265,000.00     0.00           0.00        0.00         0.00             50,265,000.00
E        25,134,000.00     0.00           0.00        0.00         0.00             25,134,000.00
F        2,284,000.00      0.00           0.00        0.00         0.00             2,284,000.00
G        10,662,000.00     0.00           0.00        0.00         0.00             10,662,000.00
NR       9,143,511.00      0.00           0.00        0.00         0.00             9,143,511.00
R-I      0.00              0.00           0.00        0.00         0.00             0.00
R-II     0.00              0.00           0.00        0.00         0.00             0.00
R-III    0.00              0.00           0.00        0.00         0.00             0.00

Total    289,438,848.08    319,697.36     0.00        0.00         319,697.36       289,119,150.72

Class DX Components
DX-B*    16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
DX-C*    16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
DX-D*    16,755,000.00     0.00           0.00        0.00         0.00             16,755,000.00
* Notional Class



Interest Distribution Detail
         Accrued        CVA              Prepayment Prior Unpaid Current Unpaid   Interest          Net
Class    Interest       Interest Amount  Premium    Int Amt      Interest         Adjustment        Interest
A        1,034,932.23   0.00             0.00       0.00         0.00             (4,280.76)        1,030,651.47
AX*      357,204.51     0.00             0.00       0.00         0.00             4,280.91          361,485.42
B        94,945.00      0.00             0.00       0.00         0.00             (370.91)          94,574.09
C        97,737.50      0.00             0.00       0.00         0.00             (381.82)          97,355.68
D        101,926.25     0.00             0.00       0.00         0.00             (398.18)          101,528.07
DX*      69,942.59      0.00             0.00       0.00         0.00             1,150.73          71,093.32
E        182,286.55     0.00             0.00       0.00         0.00             0.01              182,286.56
F        16,564.91      0.00             0.00       0.00         0.00             0.00              16,564.91
G        77,327.10      0.00             0.00       0.00         0.00             0.01              77,327.11
NR       66,314.12      0.00             0.00       349.51       0.00             0.01              66,663.64
R-I      0.00           0.00             0.00       0.00         0.00             0.00              0.00
R-II     0.00           0.00             0.00       0.00         0.00             0.00              0.00
R-III    0.00           0.00             0.00       0.00         0.00             0.00              0.00

Total    2,099,180.76   0.00             0.00       349.51       0.00             (0.00)            2,099,530.27

Class DX Components
DX-B*    26,572.11      0.00             0.00       0.00         0.00             0.00              26,572.11
DX-C*    23,779.61      0.00             0.00       0.00         0.00             0.00              23,779.61
DX-D*    19,590.86      0.00             0.00       0.00         0.00             0.00              19,590.86
* Notional Class